EXECUTION VERSION

Exhibit 10.1
AMENDMENT NO. 1 TO CREDIT AGREEMENT
AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment No. 1”), dated as of May 7, 2019, by and among EQUITRANS MIDSTREAM CORPORATION, a corporation organized under the laws of Pennsylvania (the “Borrower”),, GOLDMAN SACHS BANK USA, as administrative agent (in such capacity, including any permitted successor thereto, the “Administrative Agent”) and PNC BANK, NATIONAL ASSOCIATION, as collateral agent (in such capacity, including any permitted successor thereto, the “Collateral Agent”).
PRELIMINARY STATEMENTS
WHEREAS, the Borrower has entered into that certain Credit Agreement, dated as of December 31, 2018, among the Borrower, the lenders party thereto from time to time, Goldman Sachs Bank USA, as Administrative Agent and PNC Bank, National Association, as Collateral Agent (the “Credit Agreement”, and as amended by this Amendment No. 1, the “Amended Credit Agreement”);
WHEREAS, Section 9.08(f) of the Credit Agreement provides that the Credit Agreement may be amended in order to cure an ambiguity, omission, mistake or defect with the consent of the Borrower, the Administrative Agent and the Collateral Agent;
WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms set forth herein pursuant to Section 9.08(f);
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:
SECTION 1.DEFINED TERMS. Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Amendment No. 1.
SECTION 2.    AMENDMENT AND CLARIFICATION WITH RESPECT TO CREDIT AGREEMENT.

(a)	The definition of “Leverage Ratio” is hereby amended by inserting the following proviso at the end thereof immediately before the period at the end thereof:
; provided that for the first three full fiscal quarters ending after the Closing Date, the amount in the preceding clause (b) shall be calculated as follows: (i) for the first full fiscal quarter ending after the Closing Date, Consolidated EBITDA for such quarter multiplied by 4, (ii) for the second full fiscal quarter ending after the Closing Date, Consolidated EBITDA for the two consecutive quarters then ended multiplied by 2, and (iii) for the third full fiscal quarter ending after the Closing Date, Consolidated EBITDA for the three consecutive quarters then ended multiplied by 4/3.

(b)	Section 5.04 of the Credit Agreement is hereby amended by adding the following sentence to the end of the last paragraph of Section 5.04:
“In addition, for the avoidance of doubt, the parties hereto agree and acknowledge that (i) the delivery of separate financial statements for the Borrower and its Consolidated Subsidiaries, on the one hand, and any Subsidiary that is not a Consolidated Subsidiary and its consolidated subsidiaries, on the other hand, in each case, in the same form as filed with the SEC satisfies the requirements of Section 5.04(a) and Section 5.04(b), (ii) the filing of any such financial statements with the SEC for the fiscal year ended December 31, 2018 shall constitute delivery of such financial statements in accordance with this Agreement without any further notice being required to any Person and (iii) to the extent financial statements are not required to be filed with the SEC with respect to the consolidation of any particular Subsidiary, no such financial statements shall be required pursuant to Section 5.04(a) or Section 5.04(b) unless (A) such Subsidiary is a significant subsidiary (as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act) of the Borrower and (B) the Administrative Agent requests such financial statements in writing to the Borrower.”
SECTION 3.    REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. On and after the Amendment No. 1 Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement. For the avoidance of doubt, the parties hereto acknowledge and agree that this Amendment No. 1 shall be deemed to retroactively amend the Credit Agreement.
SECTION 4.    REPRESENTATIONS & WARRANTIES. The Borrower hereby represents and warrants that as of the date hereof, immediately after giving effect to this Amendment No. 1, (i) no Default or Event of Default is existing and is continuing and (ii) all representations and warranties made by the Borrower contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

SECTION 5.    CONDITIONS PRECEDENT. The effectiveness of this Amendment No. 1 shall be deemed to occur on January 1, 2019 (the “Amendment No. 1 Effective Date”), subject to the satisfaction or waiver of the following conditions precedent:

(a)
The Administrative Agent shall have received a duly authorized, executed and delivered counterpart of the signature page to this Amendment No. 1 from the Borrower, the Administrative Agent and the Collateral Agent.

(b)	The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower dated the date hereof certifying as to the matters in Section 4.
SECTION 6.    MISCELLANEOUS PROVISIONS.

(a)
Governing Law; Submission to Jurisdiction, Consent to Service of Process, Waiver of Jury Trial, Etc. Sections 9.11 and 9.15 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(b)	Severability. Section 9.12 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(c)
Counterparts; Headings. This Amendment No. 1 may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy or other electronic imaging means (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment No. 1. Article and Section headings used herein are included for convenience of reference only, shall not constitute a part hereof, shall not be given any substantive effect and shall not affect the interpretation of this Amendment No. 1.

(d)
Effect of Amendment.     Except as expressly set forth herein, (i) this Amendment No. 1 shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Amended Credit Agreement, or any other Loan Document, is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. This Amendment No. 1 shall constitute a Loan Document for purposes of the Amended Credit Agreement.

(e)	Amendment, Modification and Waiver. This Amendment No. 1 may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

(f)	Expenses, Indemnity. For the avoidance of doubt, the provisions of Section 9.05 of the Credit Agreement shall apply to this Amendment No. 1 as if such Section appeared herein, mutatis mutandis.
[Remainder of page intentionally blank; signatures begin next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the date first above written.

EQUITRANS MIDSTREAM CORPORATION, as Borrower

By:/s/ Janice M. Brenner
Name: Janice M. Brenner
Title: Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement]

GOLDMAN SACHS BANK USA, as Administrative Agent

By/s/ Douglas Tansey
    Name: Douglas Tansey
    Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as Collateral Agent

By /s/ Kyle T. Helfrich
    Name: Kyle T. Helfrich
    Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]